77Q1(e)

Amendment No. 2 to Restated Management Agreement with American Century Investment Management, Inc., effective as of July 26, 2013  (filed electronically as Exhibit (d)(3) to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on July 25, 2013, File No. 2-14213 and incorporated herein by reference).